                                                                               .
                                                                               .
                                                                               .

relates are as follows:

   Type of Transaction:         Rate Cap

   Notional Amount:             With respect to any Calculation Period, the
                                lesser of: (i) the amount set forth on Schedule
                                I attached hereto for such Calculation Period
                                and (ii) the Class Certificate Principal Balance
                                of the Class A-2A, Class A-2B, ClassA-2C
                                Certificates (as defined in the Pooling and
                                Servicing Agreement) for such Floating Rate
                                Payer Payment Date.

                                The Trustee under the Pooling and Servicing
                                Agreement shall provide at least five (5) business days notice prior to each Floating Rate
                                Payer Payment Date for each Calculation Period to The Bank of New York if the Class Certificate
                                Principal Balance of the Class A-2A, Class A-2B,
                                ClassA-2C Certificates is less than the Schedule
                                I attached hereto.

   Trade Date:                  August 30, 2006

   Effective Date:              September 26, 2006

   Termination Date:            March 25, 2007, subject to adjustment in
                                accordance with the Modified Following Business
                                Day Convention.

FLOATING AMOUNTS

   Floating Rate Payer:         BNY

   Cap Rate:                    For each Calculation Period, as set forth for
                                such period on Schedule I attached hereto.

   Floating Rate for initial
   Calculation Period:          To be determined

   Floating Rate Day Count
   Fraction:                    Actual/360

   Floating Rate Option:        USD-LIBOR-BBA, provided, however, if the
                                Floating Rate Option for a Calculation Period is
                                greater than 9.34% then the Floating Rate Option
                                for such Calculation Period shall be deemed
                                equal to 9.34%.

   Designated Maturity:         One month

   Spread:                      Inapplicable

   Floating Rate Payer
   Period End Dates:            The 25th day of each month, beginning on October
                                25, 2006 and ending on the Termination Date,
                                subject to adjustment in accordance with the
                                Modified Following Business Day Convention.

   Floating Rate Payer
   Payment Dates:               Early Payment shall be applicable. The Floating
                                Rate Payer Payment Date shall be two (2)
                                Business Days preceding each Floating Rate Payer
                                Period End Date.

   Reset Dates:                 The first day of each Calculation Period or
                                Compounding Period, if Compounding is
                                applicable.

   Compounding:                 Inapplicable

   Business Days for Payments
   By both parties:             New York

   Calculation Agent:           BNY

3. ADDITIONAL PROVISIONS:

     1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

     2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Class A-2A, Class A-2B, ClassA-2C Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4. PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

     1)   NO NETTING BETWEEN TRANSACTIONS. The parties agree that subparagraph
          (ii) of Section 2(c) will apply to any Transaction.

     2) TERMINATION PROVISIONS. Subject to the provisions of Paragraph 4(10) below, for purposes of the Master Agreement:

          (a) "SPECIFIED ENTITY" is not applicable to BNY or the Counterparty for any purpose.

          (b) The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

          (c) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

          (d) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

          (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

          (f) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

          (g) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in
               Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

          (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

          (i) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to BNY or to the Counterparty.

          (j)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

               (i)  Market Quotation will apply.

               (ii) The Second Method will apply.

          (k)  "TERMINATION CURRENCY" means United States Dollars.

          (l) NO ADDITIONAL AMOUNTS PAYABLE BY COUNTERPARTY. The Counterparty shall not be required to pay any additional amounts pursuant to
               Section 2(d)(i)(4) or 2(d)(ii).

     3)   TAX REPRESENTATIONS.

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

               (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

               (ii) the satisfaction of the agreement contained in Section 4
                    (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

               (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

               (i)  The following representation will apply to BNY:

                    (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes,
                    (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

               (ii) The following representation will apply to the Counterparty:

                    It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

     4)   DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(A):

          (a)  Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                      DATE BY WHICH        COVERED BY SECTION
DELIVER DOCUMENT             FORM/DOCUMENT/ CERTIFICATE               TO BE DELIVERED      3(D) REPRESENTATION
-----------------            --------------------------               ---------------      -------------------
BNY and             Any document required or reasonably           Upon the execution and           Yes
Counterparty        requested to allow the other party to         delivery of this
                    make payments under this Agreement            Agreement
                    without any deduction or withholding for
                    or on the account of any tax.

          (b)  Other documents to be delivered are:

PARTY REQUIRED TO                                                      DATE BY WHICH        COVERED BY SECTION
DELIVER DOCUMENT             FORM/DOCUMENT/ CERTIFICATE               TO BE DELIVERED      3(D) REPRESENTATION
-----------------            --------------------------               ---------------      -------------------
BNY                 A certificate of an authorized officer of     Upon the execution and           Yes
                    the party, as to the incumbency and           delivery of this
                    authority of the respective officers of the   Agreement
                    party signing this Agreement, any relevant
                    Credit Support Document, or any
                    Confirmation, as the case may be.

Counterparty        (i) a copy of the executed Pooling and        Upon the execution and           Yes
                    Servicing Agreement, and (ii) an incumbency   delivery of this
                    certificate verifying the true signatures     Agreement
                    and authority of the person or persons
                    signing this letter agreement on behalf of
                    the Counterparty.

BNY                 A copy of the most recent publicly            Promptly after request           Yes
                    available regulatory call report.             by the other party

BNY                 Legal Opinion as to enforceability of the     Upon the execution and           Yes
                    Agreement.                                    delivery of this
                                                                  Agreement.

Counterparty        Certified copy of the Board of Directors      Upon the execution and           Yes
                    resolution (or equivalent authorizing         delivery of this
                    documentation) which sets forth the           Agreement.
                    authority of each signatory to the
                    Confirmation signing on its behalf and the
                    authority of such party to enter into
                    Transactions contemplated and performance
                    of its obligations hereunder.

     5)   MISCELLANEOUS.

          (a)  ADDRESS FOR NOTICES: For the purposes of Section 12(a):

               Address for notices or communications to BNY:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    Global Market Division
                    32 Old Slip 15th Floor
                    New York, New York 10286
                    Attention: Steve Lawler

                    with a copy to:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    32 Old Slip 16th Floor
                    New York, New York 10286
                    Attention: Andrew Schwartz
                    Tele: 212-804-5103
                    Fax: 212-804-5818/5837

                    (For all purposes)

               Address for notices or communications to the Counterparty:

                    U.S. Bank National Association
                    Mail Code: EP-MN-WS3D
                    60 Livingston Avenue
                    St. Paul, MN 55107
                    Attention: Structured Finance/SURF 2006-AB3
                    Facsimile: 651-495-8090
                    Phone: 651-495-3923

                    With a copy to:

                    Merrill Lynch SURF
                    650 Third Avenue South
                    Suite 1500
                    Minneapolis, MN 55402
                    Attention: Zachary Herringer
                    Facsimile: 866-761-6215
                    Phone: 612-336-7327

                    (For all purposes)

          (b)  PROCESS AGENT. For the purpose of Section 13(c):

               BNY appoints as its Process Agent: Not Applicable

               The Counterparty appoints as its Process Agent: Not Applicable

          (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

          (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

               BNY is not a Multibranch Party.

               The Counterparty is not a Multibranch Party.

          (e)  CALCULATION AGENT. The Calculation Agent is BNY.

          (f) CREDIT SUPPORT DOCUMENT. Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

          (g)  CREDIT SUPPORT PROVIDER.

                    BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

                    Counterparty: Not Applicable

          (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

          (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

          (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

          (l) NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Trust Fund and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

          (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

          (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

          (o) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).


          (p) TRUSTEE'S CAPACITY. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

          (q) TRUSTEE'S REPRESENTATION. U.S. Bank National Association, as Trustee, represents and warrants that:

               It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

          (r) AMENDMENT TO POOLING AND SERVICING AGREEMENT. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Servicer or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

     6) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

          "(g) RELATIONSHIP BETWEEN PARTIES.

               (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)  EVALUATION AND UNDERSTANDING.

                    (i) Each Party acknowledges that U.S. Bank National Association, has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Trustee on behalf of the Counterparty.

                    (ii) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                    (iii) It understands the terms, conditions and risks of the
                         Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

               (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

          (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of
               Section 1a(33) of the Commodity Exchange Act, as amended.

          (i) ERISA (PENSION PLANS). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

     7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
          Section 6(e) shall not apply for purposes of this Transaction.

     8) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

          (i) DOWNGRADE. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

          (ii) TERMINATION OF TRUST FUND. The Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement. The Early Termination Date shall be the Distribution Date upon which final payment is made in respect of the Certificates.

          (iii) INABILITY TO PAY CLASS A CERTIFICATES. The Trustee is unable to pay the Class A Certificates or fails or admits in writing its inability to pay the Class A Certificates as they become due.

          (iv) AMENDMENT WITHOUT CONSENT. The Trustee permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY, where such consent is required under the Pooling and Servicing Agreement.

          (v) FAILURE TO PROVIDE INFORMATION REQUIRED BY REGULATION AB. If the Depositor under the Pooling and Servicing Agreement still has a reporting obligation with respect to this Transaction pursuant to Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("REGULATION AB") and BNY has not, within 30 days after receipt of a Swap Disclosure Request complied with the provisions set forth below in this Paragraph 4(8)(v) (provided that if the significance percentage reaches 10% after a Swap Disclosure Request has been made to BNY, BNY must comply with the provisions set forth below in this Section 4(8)(v) within 10 days of BNY being informed of the significance percentage reaching 10%), then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Event.

               BNY acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding BNY or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BNY or its group of affiliated entities, if applicable, and the Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

               If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request on a Business Day after the date of such determination from BNY the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent (such request, a "SWAP DISCLOSURE REQUEST" and such requested information, subject to the last sentence of this paragraph, is the "SWAP FINANCIAL DISCLOSURE"). The Counterparty or the Depositor shall provide BNY with the calculations and any other information reasonably requested by BNY with respect to the Depositor's determination that led to the Swap Disclosure Request. The parties hereto further agree that the Swap Financial Disclosure provided to meet the Swap Disclosure Request may be, solely at BNY's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

               Upon the occurrence of a Swap Disclosure Request, BNY, at its own expense, shall (x) provide the Depositor with the Swap Financial Disclosure, or (y) subject to Rating Agency Confirmation, secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

     9)   PROVISIONS RELATING TO DOWNGRADE OF BNY DEBT RATINGS.

          (i) CERTAIN DEFINITIONS.

               (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

               (B) "QUALIFYING RATINGS" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                    (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                    (y) a short-term unsecured and unsubordinated debt rating of " A-1" by S&P, and

                    (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

               (C) A "COLLATERALIZATION EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "A1" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                    (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P; or

                    (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-1" by Fitch.

               (D) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                    (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                    (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

          For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

          (ii) ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

               (A) COLLATERALIZATION EVENT. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                    (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

                    (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

               (B) RATINGS EVENT. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings
               Event:

                    (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

     10) ADDITIONAL PROVISIONS. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the

          Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
          Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

     11) RETURN OF AMOUNTS RECEIVED BY MLML OR ITS AFFILIATES. Merrill Lynch Mortgage Lending, Inc. ("MLML") agrees and acknowledges that amounts paid hereunder are not intended to benefit the holder of any class of certificates rated by any rating agency if such holder is MLML or any of its affiliates. If MLML or any of its affiliates receives any such amounts, it will promptly remit (or, if such amounts are received by an affiliate of MLML, MLML hereby agrees that it will cause such affiliate to promptly remit) such amounts to the Trustee, whereupon such Trustee will promptly remit such amounts to BNY. MLML further agrees to provide notice to BNY upon any remittance to the Trustee.

     12) BNY PAYMENTS TO BE MADE TO TRUSTEE. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5. ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

     Payments to BNY:

          The Bank of New York
          Derivative Products Support Department
          32 Old Slip, 16th Floor
          New York, New York 10286
          Attention: Renee Etheart
          ABA #021000018
          Account #890-0068-175
          Reference: Interest Rate Swap

     Payments to Counterparty:

          U.S. Bank National Association
          ABA#: 091000022
          Account#: 173103322058
          Attention: John Thomas
          Ref Acct#: 104943001
          Ref: SURF 2006-AB3 Cap Contract Account

6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

     We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3
BY: U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Solely with respect to Paragraph 4(11)
MERRILL LYNCH MORTGAGE LENDING, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I

   All dates subject to adjustment in accordance with the Modified Following
                            Business Day Convention.

Accrual Start Date   Accrual End Date   Notional Amount (in USD)   Cap Rate (%)
------------------   ----------------   ------------------------   ------------
     9/26/2006          10/25/2006             181,364,000             6.307
    10/25/2006          11/25/2006             180,333,185             6.418
    11/25/2006          12/25/2006             178,827,425             6.912
    12/25/2006           1/25/2007             176,845,874             6.684
     1/25/2007           2/25/2007             174,423,825             6.684
     2/25/2007           3/25/2007             171,564,968             7.417

                                   EXHIBIT O-3

                  FORM OF SUBORDINATE CERTIFICATE CAP CONTRACT

                                                 (THE BANK OF NEW YORK(TM) LOGO)

                                                       Dated: September 26, 2006

                              RATE CAP TRANSACTION

                           RE: BNY REFERENCE NO. 38297

Ladies and Gentlemen:

     The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the "TRANSACTION") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and Specialty Underwriting & Residential Finance MLABC Series 2006-AB3 (the "COUNTERPARTY"), as represented by U.S. Bank National Association, not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement, dated and effective September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Lending, Inc., as Sponsor, Wilshire Credit Corporation, as Servicer and U.S. Bank National Association, as Trustee (the "POOLING AND SERVICING AGREEMENT"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "CONFIRMATION" as referred to in the "ISDA FORM MASTER AGREEMENT" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. FORM OF AGREEMENT. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the "MASTER AGREEMENT"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 38293, 38294 and 38295. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. CERTAIN TERMS. The terms of the particular Transaction to which this Confirmation

Ref No. 38297
relates are as follows:

   Type of Transaction:         Rate Cap

   Notional Amount:             With respect to any Calculation Period, the
                                lesser of: (i) USD 46,961,000 and (ii) the Class
                                Certificate Principal Balance of the Class M-1,
                                Class M-2, Class M-3, Class M-4, Class M-5,
                                Class M-6, Class B-1, Class B-2 and Class B-3
                                Certificates (as defined in the Pooling and
                                Servicing Agreement) for such Floating Rate
                                Payer Payment Date.

                                The Trustee under the Pooling and Servicing
                                Agreement shall provide at least five (5) business days notice prior to each Floating Rate
                                Payer Payment Date for each Calculation Period to The Bank of New York if the Class Certificate
                                Principal Balance of the Class M-1, Class M-2,
                                Class M-3, Class M-4, Class M-5, Class M-6,
                                Class B-1, Class B-2 and Class B-3 Certificates is less than the Schedule I attached hereto.

   Trade Date:                  August 30, 2006

   Effective Date:              September 26, 2006

   Termination Date:            March 25, 2007, subject to adjustment in
                                accordance with the Modified Following Business
                                Day Convention.

FLOATING AMOUNTS

   Floating Rate Payer:         BNY

   Cap Rate:                    For each Calculation Period, as set forth for
                                such period on Schedule I attached hereto.

   Floating Rate for initial
   Calculation Period:          To be determined

   Floating Rate Day Count
   Fraction:                    Actual/360

   Floating Rate Option:        USD-LIBOR-BBA, provided, however, if the
                                Floating Rate Option for a Calculation Period is
                                greater than 8.97% then the Floating Rate Option
                                for such Calculation Period shall be deemed
                                equal to 8.97%.

   Designated Maturity:         One month

   Spread:                       Inapplicable

   Floating Rate Payer
   Period End Dates:            The 25th day of each month, beginning on October
                                25, 2006 and ending on the Termination Date,
                                subject to adjustment in accordance with the
                                Modified Following Business Day Convention.

   Floating Rate Payer
   Payment Dates:               Early Payment shall be applicable. The Floating
                                Rate Payer Payment Date shall be two (2)
                                Business Days preceding each Floating Rate Payer
                                Period End Date.

   Reset Dates:                 The first day of each Calculation Period or
                                Compounding Period, if Compounding is
                                applicable.

   Compounding:                 Inapplicable

   Business Days for Payments
   By both parties:             New York

   Calculation Agent:           BNY

3. ADDITIONAL PROVISIONS:

     1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

     2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4. PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

     1)   NO NETTING BETWEEN TRANSACTIONS. The parties agree that subparagraph
          (ii) of Section 2(c) will apply to any Transaction.

     2) TERMINATION PROVISIONS. Subject to the provisions of Paragraph 4(10) below, for purposes of the Master Agreement:

          (a) "SPECIFIED ENTITY" is not applicable to BNY or the Counterparty for any purpose.

          (b) The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

          (c) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

          (d) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

          (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

          (f) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

          (g) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in
               Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

          (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

          (i) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to BNY or to the Counterparty.

          (j)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

               (i)  Market Quotation will apply.

               (ii) The Second Method will apply.

          (k)  "TERMINATION CURRENCY" means United States Dollars.

          (l) NO ADDITIONAL AMOUNTS PAYABLE BY COUNTERPARTY. The Counterparty shall not be required to pay any additional amounts pursuant to
               Section 2(d)(i)(4) or 2(d)(ii).

     3)   TAX REPRESENTATIONS.

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

               (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

               (ii) the satisfaction of the agreement contained in Section 4
                    (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

               (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

               (i)  The following representation will apply to BNY:

                    (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes,
                    (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

               (ii) The following representation will apply to the Counterparty:

                    It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

     4)   DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(A):

          (a)  Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                             DATE BY WHICH        COVERED BY SECTION
 DELIVER DOCUMENT               FORM/DOCUMENT/ CERTIFICATE                   TO BE DELIVERED      3(D) REPRESENTATION
-----------------               --------------------------                   ---------------      -------------------
BNY and             Any document required or reasonably requested to     Upon the execution and           Yes
Counterparty        allow the other party to make payments under this    delivery of this
                    Agreement without any deduction or withholding for   Agreement
                    or on the account of any tax.

          (b)  Other documents to be delivered are:

PARTY REQUIRED TO                                                             DATE BY WHICH        COVERED BY SECTION
 DELIVER DOCUMENT               FORM/DOCUMENT/ CERTIFICATE                   TO BE DELIVERED      3(D) REPRESENTATION
-----------------               --------------------------                   ---------------      -------------------
BNY                 A certificate of an authorized officer of the        Upon the execution and         Yes
                    party, as to the incumbency and authority of the     delivery of this
                    respective officers of the party signing this        Agreement
                    Agreement, any relevant Credit Support Document,
                    or any Confirmation, as the case may be.

Counterparty        (i) a copy of the executed Pooling and Servicing     Upon the execution and         Yes
                    Agreement, and (ii) an incumbency certificate        delivery of this
                    verifying the true signatures and authority of the   Agreement
                    person or persons signing this letter agreement on
                    behalf of the Counterparty.

BNY                 A copy of the most recent publicly available         Promptly after request         Yes
                    regulatory call report.                              by the other party

BNY                 Legal Opinion as to enforceability of the            Upon the execution and         Yes
                    Agreement.                                           delivery of this
                                                                         Agreement.

Counterparty        Certified copy of the Board of Directors             Upon the execution and         Yes
                    resolution (or equivalent authorizing                delivery of this
                    documentation) which sets forth the authority of     Agreement.
                    each signatory to the Confirmation signing on its
                    behalf and the authority of such party to enter
                    into Transactions contemplated and performance of
                    its obligations hereunder.

     5)   MISCELLANEOUS.

          (a)  ADDRESS FOR NOTICES: For the purposes of Section 12(a):

               Address for notices or communications to BNY:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    Global Market Division
                    32 Old Slip 15th Floor
                    New York, New York 10286
                    Attention: Steve Lawler

                    with a copy to:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    32 Old Slip 16th Floor
                    New York, New York 10286
                    Attention: Andrew Schwartz
                    Tele: 212-804-5103
                    Fax: 212-804-5818/5837

                    (For all purposes)

               Address for notices or communications to the Counterparty:

                    U.S. Bank National Association
                    Mail Code: EP-MN-WS3D
                    60 Livingston Avenue
                    St. Paul, MN 55107
                    Attention: Structured Finance/SURF 2006-AB3
                    Facsimile: 651-495-8090
                    Phone: 651-495-3923

                    With a copy to:

                    Merrill Lynch SURF
                    650 Third Avenue South
                    Suite 1500
                    Minneapolis, MN 55402
                    Attention: Zachary Herringer
                    Facsimile: 866-761-6215
                    Phone: 612-336-7327

                    (For all purposes)

          (b)  PROCESS AGENT. For the purpose of Section 13(c):

               BNY appoints as its Process Agent: Not Applicable

               The Counterparty appoints as its Process Agent: Not Applicable

          (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

          (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

                    BNY is not a Multibranch Party.

                    The Counterparty is not a Multibranch Party.

          (e)  CALCULATION AGENT. The Calculation Agent is BNY.

          (f)  CREDIT SUPPORT DOCUMENT. Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

          (g)  CREDIT SUPPORT PROVIDER.

                    BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

                    Counterparty:       Not Applicable

          (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

          (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

          (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

          (l) NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Trust Fund and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

          (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

          (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

          (o) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

          (p) TRUSTEE'S CAPACITY. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

          (q) TRUSTEE'S REPRESENTATION. U.S. Bank National Association, as Trustee, represents and warrants that:

               It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

          (r) AMENDMENT TO POOLING AND SERVICING AGREEMENT. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Servicer or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

     6) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

          "(g) RELATIONSHIP BETWEEN PARTIES.

               (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)  EVALUATION AND UNDERSTANDING.

                    (i) Each Party acknowledges that U.S. Bank National Association, has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Trustee on behalf of the Counterparty.

                    (ii) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                    (iii) It understands the terms, conditions and risks of the
                         Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

               (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

          (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of
               Section 1a(33) of the Commodity Exchange Act, as amended.

          (i) ERISA (PENSION PLANS). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

     7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
          Section 6(e) shall not apply for purposes of this Transaction.

     8) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

          (i) DOWNGRADE. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

          (ii) TERMINATION OF TRUST FUND. The Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement. The Early Termination Date shall be the Distribution Date upon which final payment is made in respect of the Certificates.

          (iii) INABILITY TO PAY CLASS A CERTIFICATES. The Trustee is unable to pay the Class A Certificates or fails or admits in writing its inability to pay the Class A Certificates as they become due.

          (iv) AMENDMENT WITHOUT CONSENT. The Trustee permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY, where such consent is required under the Pooling and Servicing Agreement.

          (v) FAILURE TO PROVIDE INFORMATION REQUIRED BY REGULATION AB. If the Depositor under the Pooling and Servicing Agreement still has a reporting obligation with respect to this Transaction pursuant to Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("REGULATION AB") and BNY has not, within 30 days after receipt of a Swap Disclosure Request complied with the provisions set forth below in this Paragraph 4(8)(v) (provided that if the significance percentage reaches 10% after a Swap Disclosure Request has been made to BNY, BNY must comply with the provisions set forth below in this Section 4(8)(v) within 10 days of BNY being informed of the significance percentage reaching 10%), then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Event.

               BNY acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding BNY or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BNY or its group of affiliated entities, if applicable, and the Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

               If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request on a Business Day after the date of such determination from BNY the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent (such request, a "SWAP DISCLOSURE REQUEST" and such requested information, subject to the last sentence of this paragraph, is the "SWAP FINANCIAL DISCLOSURE"). The Counterparty or the Depositor shall provide BNY with the calculations and any other information reasonably requested by BNY with respect to the Depositor's determination that led to the Swap Disclosure Request. The parties hereto further agree that the Swap Financial Disclosure provided to meet the Swap Disclosure Request may be, solely at BNY's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

               Upon the occurrence of a Swap Disclosure Request, BNY, at its own expense, shall (x) provide the Depositor with the Swap Financial Disclosure, or (y) subject to Rating Agency Confirmation, secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

     9)   PROVISIONS RELATING TO DOWNGRADE OF BNY DEBT RATINGS.

          (i) CERTAIN DEFINITIONS.

               (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

               (B) "QUALIFYING RATINGS" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                    (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                    (y) a short-term unsecured and unsubordinated debt rating of " A-1" by S&P, and

                    (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

               (C) A "COLLATERALIZATION EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "A1" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                    (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P; or

                    (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-1" by Fitch.

               (D) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                    (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                    (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

          For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

          (ii) ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

               (A) COLLATERALIZATION EVENT. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                    (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

                    (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

               (B) RATINGS EVENT. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings
               Event:

                    (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

     10) ADDITIONAL PROVISIONS. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the

          Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
          Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

     11) RETURN OF AMOUNTS RECEIVED BY MLML OR ITS AFFILIATES. Merrill Lynch Mortgage Lending, Inc. ("MLML") agrees and acknowledges that amounts paid hereunder are not intended to benefit the holder of any class of certificates rated by any rating agency if such holder is MLML or any of its affiliates. If MLML or any of its affiliates receives any such amounts, it will promptly remit (or, if such amounts are received by an affiliate of MLML, MLML hereby agrees that it will cause such affiliate to promptly remit) such amounts to the Trustee, whereupon such Trustee will promptly remit such amounts to BNY. MLML further agrees to provide notice to BNY upon any remittance to the Trustee.

     12) BNY PAYMENTS TO BE MADE TO TRUSTEE. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5. ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

     Payments to BNY:

          The Bank of New York
          Derivative Products Support Department
          32 Old Slip, 16th Floor
          New York, New York 10286
          Attention: Renee Etheart
          ABA #021000018
          Account #890-0068-175
          Reference: Interest Rate Swap

     Payments to Counterparty:

          U.S. Bank National Association
          ABA#: 091000022
          Account#: 173103322058
          Attention: John Thomas
          Ref Acct#: 104943001
          Ref: SURF 2006-AB3 Cap Contract Account

6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

     We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3

BY: U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Solely with respect to Paragraph 4(11)
MERRILL LYNCH MORTGAGE LENDING, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I

All dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Accrual Start Date   Accrual End Date   Cap Rate (%)
------------------   ----------------   ------------
     9/26/2006          10/25/2006          5.955
    10/25/2006          11/25/2006          6.068
    11/25/2006          12/25/2006          6.564
    12/25/2006           1/25/2007          6.335
     1/25/2007           2/25/2007          6.335
     2/25/2007           3/25/2007          7.070

                                   EXHIBIT P-1

                 ONE-MONTH LIBOR CAP TABLE - A-1 CAP CONTRACT(1)

         BEGINNING    ENDING     NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/26/06   10/25/06   190,723,000         6.341             10.840
2         10/25/06   11/25/06   189,604,859         6.457             10.840
3         11/25/06   12/25/06   187,986,707         6.956             10.840
4         12/25/06   01/25/07   185,870,428         6.726             10.840
5         01/25/07   02/25/07   183,295,264         6.725             10.840
6         02/25/07   03/25/07   180,265,541         7.462             10.840

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 10.840%) exceeds the 1ML Strike Lower Collar, the Issuing Entity will receive payments pursuant to the Cap Contract.


                                     P-1-1

                                   EXHIBIT P-2

                 ONE-MONTH LIBOR CAP TABLE - A-2 CAP CONTRACT(1)

         BEGINNING    ENDING     NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/26/06   10/25/06   181,364,000         6.307              9.340
2         10/25/06   11/25/06   180,333,185         6.418              9.340
3         11/25/06   12/25/06   178,827,425         6.912              9.340
4         12/25/06   01/25/07   176,845,874         6.684              9.340
5         01/25/07   02/25/07   174,423,825         6.684              9.340
6         02/25/07   03/25/07   171,564,968         7.417              9.340

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 9.340%) exceeds the 1ML Strike Lower Collar, the Issuing Entity will receive payments pursuant to the Class A-2 Cap Contract.


                                     P-2-1

                                   EXHIBIT P-3

       ONE-MONTH LIBOR CAP TABLE - SUBORDINATE CERTIFICATE CAP CONTRACT(1)

         BEGINNING    ENDING     NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/26/06   10/25/06    46,961,000         5.955              8.970
2         10/25/06   11/25/06    46,961,000         6.068              8.970
3         11/25/06   12/25/06    46,961,000         6.564              8.970
4         12/25/06   01/25/07    46,961,000         6.335              8.970
5         01/25/07   02/25/07    46,961,000         6.335              8.970
6         02/25/07   03/25/07    46,961,000         7.070              8.970

(1) With respect to any Distribution Date, if One-Month LIBOR (as determined by the Cap Contract Counterparty and subject to a cap equal to 8.970%) exceeds the 1 ML Strike Lower Collar, the Issuing Entity will receive payments pursuant to the Subordinate Certificate Cap Contract.


                                     P-3-1

                                    EXHIBIT Q

                        FORM OF ASSESSMENT OF COMPLIANCE

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

U.S. Bank National Association
60 Livingston Avenue
Mail Code EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance/SURF 2006-AB3

Wilshire Credit Corporation
14523 SW Millikan Way
Suite 200
Beaverton, Oregon 97005

Moody's Investors Service, Inc.
99 Church Street, 4th Floor
New York, New York 10007

Standard & Poor's, a division of
The McGraw-Hill Companies, Inc.
25 Broadway, 12th Floor
New York, New York 10004

     Re: Pooling and Servicing Agreement (the "Agreement"), dated as of
         September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and U.S. Bank National Association, as trustee, relating to Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-AB3 (the "Trust")

          For the calendar year ending December 31, [2006] or portion thereof, [U.S. Bank National Association, as Trustee] [Wilshire Credit Corporation, as Servicer], for the Trust has complied in all material respects with the relevant Servicing Criteria in Exhibit R of the Agreement.

          All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

Date:
      ------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT R

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

DEFINITIONS                                       KEY:
PRIMARY SERVICER - transaction party having              X - obligation
borrower contact

CUSTODIAN - safe keeper of certain  pool assets
TRUSTEE - fiduciary of the transaction and safe keeper of certain pool assets

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

                                                          WILSHIRE
                                                           CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                    (SERVICER)      (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                    GENERAL SERVICING  CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are                X             X         Servicer and Trustee
                   instituted to monitor any                                          each responsible
                   performance or other triggers and                                  only to the extent
                   events of default in accordance                                    that each party, as
                   with the transaction agreements.                                   applicable, has
                                                                                      actual knowledge or
                                                                                      written notice with
                                                                                      respect to parties
                                                                                      other than itself.

1122(d)(1)(ii)     If any material servicing            IF APPLICABLE       IF
                   activities are outsourced to third       FOR A       APPLICABLE
                   parties, policies and procedures      TRANSACTION       FOR A
                   are instituted to monitor the         PARTICIPANT    TRANSACTION
                   third party's performance and                        PARTICIPANT
                   compliance with such servicing
                   activities.

1122(d)(1)(iii)    Any requirements in the                   N/A            N/A
                   transaction agreements to maintain
                   a back-up servicer for the Pool
                   Assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and             X
                   omissions policy is in effect on
                   the party participating in the
                   servicing function throughout the
                   reporting period in the amount of
                   coverage required by and otherwise
                   in accordance with the terms of
                   the transaction agreements.

                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are                X              X        Servicer and Trustee
                   deposited into the appropriate                                     each responsible
                   custodial bank                                                     only

                                                           WILSHIRE
                                                            CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                     (SERVICER)     (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                   accounts and related bank clearing                                 for deposits into the
                   accounts no more than two (2)                                      accounts held by it.
                   business days following receipt,
                   or such other number of days
                   specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire                X              X        Servicer disburses
                   transfer on behalf of an obligor                                   funds to trustee.
                   or to an investor are made only by                                 Trustee disburses
                   authorized personnel.                                              funds to
                                                                                      Certificateholders.

1122(d)(2)(iii)    Advances of funds or guarantees            X
                   regarding collections, cash flows
                   or distributions, and any interest
                   or other fees charged for such
                   advances, are made, reviewed and
                   approved as specified in the
                   transaction agreements.

1122(d)(2)(iv)     The related accounts for the               X
                   transaction, such as cash reserve
                   accounts or accounts established
                   as a form of over
                   collateralization, are separately
                   maintained (e.g., with respect to
                   commingling of cash) as set forth
                   in the transaction agreements.

1122(d)(2)(v)      Each custodial account is                  X
                   maintained at a federally insured
                   depository institution as set
                   forth in the transaction
                   agreements. For purposes of this
                   criterion, "federally insured
                   depository institution" with
                   respect to a foreign financial
                   institution means a foreign
                   financial institution that meets
                   the requirements of Rule
                   13k-1(b)(1) of the Securities
                   Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so         X
                   as to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a          X              X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts.
                   These reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within thirty (30)
                   calendar days after the bank
                   statement cutoff date, or such
                   other number of days specified in
                   the transaction agreements; (C)
                   reviewed and approved by someone
                   other than the person who prepared
                   the reconciliation; and (D)
                   contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within ninety (90) calendar days
                   of their original identification,
                   or such other number of days
                   specified in the

                                                           WILSHIRE
                                                            CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                     (SERVICER)     (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                   transaction agreements.

                   INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including            X              X
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable
                   Commission requirements.
                   Specifically, such reports (A) are
                   prepared in accordance with
                   timeframes and other terms set
                   forth in the transaction
                   agreements; (B) provide
                   information calculated in
                   accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its
                   rules and regulations; and (D)
                   agree with investors' or the
                   trustee's records as to the total
                   unpaid principal balance and
                   number of Pool Assets serviced by
                   the Servicer.

1122(d)(3)(ii)     Amounts due to investors are               X              X        Wilshire remits
                   allocated and remitted in                                          cash and loan level
                   accordance with timeframes,                                        data to trustee
                   distribution priority and other                                    based on timelines
                   terms set forth in the transaction                                 established in the
                   agreements.                                                        Pooling and
                                                                                      Servicing Agreement.
                                                                                      The trustee is
                                                                                      responsible for the
                                                                                      allocation of funds
                                                                                      to
                                                                                      Certificateholders
                                                                                      using the
                                                                                      appropriate
                                                                                      distribution
                                                                                      priority as
                                                                                      established by the
                                                                                      Pooling and
                                                                                      Servicing Agreement.

1122(d)(3)(iii)    Disbursements made to an investor                         X        Trustee disburses
                   are posted within two (2) business                                 funds to
                   days to the Servicer's investor                                    Certificateholders.
                   records, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per          X              X        Servicer remits
                   the investor reports agree with                                    funds and provides
                   cancelled checks, or other form of                                 certain investor
                   payment, or custodial bank                                         reports to trustees
                   statements.                                                        within guidelines
                                                                                      and timeframes
                                                                                      established in
                                                                                      Pooling and
                                                                                      Servicing Agreement.
                                                                                      Trustee disburses
                                                                                      funds to
                                                                                      Certificateholders.

                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool             X
                   assets is

                                                           WILSHIRE
                                                            CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                     (SERVICER)     (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                   maintained as required by the
                   transaction agreements or related
                   pool asset documents.

1122(d)(4)(ii)     Pool assets  and related documents         X              X
                   are safeguarded as required by the
                   transaction agreements

1122(d)(4)(iii)    Any additions, removals or                 X              X        Trustee shall only
                   substitutions to the asset pool                                    review, not approve,
                   are made, reviewed and approved in                                 such additions,
                   accordance with any conditions or                                  removals or
                   requirements in the transaction                                    substitutions in
                   agreements.                                                        accordance with the
                                                                                      transaction
                                                                                      agreements.

1122(d)(4)(iv)     Payments on pool assets, including         X
                   any payoffs, made in accordance
                   with the related pool asset
                   documents are posted to the
                   Servicer's obligor records
                   maintained no more than two (2)
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other items
                   (e.g., escrow) in accordance with
                   the related pool asset documents.

1122(d)(4)(v)      The Servicer's records regarding           X
                   the pool assets agree with the
                   Servicer's records with respect to
                   an obligor's unpaid principal
                   balance.

1122(d)(4)(vi)     Changes with respect to the terms          X
                   or status of an obligor's pool
                   assets (e.g., loan modifications
                   or re-agings) are made, reviewed
                   and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related
                   pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery                X
                   actions (e.g., forbearance plans,
                   modifications and deeds in lieu of
                   foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded
                   in accordance with the timeframes
                   or other requirements established
                   by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection             X
                   efforts are maintained during the
                   period a pool asset is delinquent
                   in accordance with the transaction
                   agreements. Such records are
                   maintained on at least a monthly
                   basis, or such other period
                   specified in the transaction
                   agreements, and describe the
                   entity's activities in monitoring

                                                           WILSHIRE
                                                            CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                     (SERVICER)     (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                   delinquent pool assets including,
                   for example, phone calls, letters
                   and payment rescheduling plans in
                   cases where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or           X
                   rates of return for pool assets
                   with variable rates are computed
                   based on the related pool asset
                   documents.

1122(d)(4)(x)      Regarding any funds held in trust          X
                   for an obligor (such as escrow
                   accounts): (A) such funds are
                   analyzed, in accordance with the
                   obligor's pool asset documents, on
                   at least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in
                   accordance with applicable pool
                   asset documents and state laws;
                   and (C) such funds are returned to
                   the obligor within thirty (30)
                   calendar days of full repayment of
                   the related pool assets, or such
                   other number of days specified in
                   the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an              X
                   obligor (such as tax or insurance
                   payments) are made on or before
                   the related penalty or expiration
                   dates, as indicated on the
                   appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least thirty (30)
                   calendar days prior to these
                   dates, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(4)(xii)    Any late payment penalties in              X
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the Servicer's funds and
                   not charged to the obligor, unless
                   the late payment was due to the
                   obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an         X
                   obligor are posted within two (2)
                   business days to the obligor's
                   records maintained by the
                   servicer, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and             X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
                   agreements.

1122(d)(4)(xv)     Any external enhancement or other                         X

                                                           WILSHIRE
                                                            CREDIT
REGULATION AB                                            CORPORATION     U.S. BANK         ADDITIONAL
REFERENCE          SERVICING CRITERIA                     (SERVICER)     (TRUSTEE)         INFORMATION
-------------      ------------------                   -------------   -----------   --------------------
                   support, identified in Item
                   1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is
                   maintained as set forth in the
                   transaction agreements.

                                    EXHIBIT S

                          SARBANES-OXLEY CERTIFICATIONS

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

U.S. Bank National Association
60 Livingston Avenue
Mail Code EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance/SURF 2006-AB3

     Re: Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-AB3

          I, [identify the certifying individual], certify that:

     1. I, or persons under my supervision, have reviewed the report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of [identify the issuing entity] (the "Exchange Act periodic reports");

     2. Based on my knowledge, the Exchange Act periodic reports does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

     4. [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s); and]

     5. All of the reports on assessment of compliance with servicing criteria for ABS and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

          [In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, subservicer, co-servicer, depositor or trustee].]

Date:
      -------------------------------


                                        ----------------------------------------
                                        [Signature]

                                        ----------------------------------------
                                        [Title]

                                    EXHIBIT T

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

U.S. Bank National Association
60 Livingston Avenue
Mail Code EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance/SURF 2006-AB3

Re: Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and U.S. Bank National Association, as trustee, relating to Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-AB3


I, [identify name of certifying individual], [title of certifying individual] of Wilshire Credit Corporation (the "Servicer"), hereby certify that:

          (1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Agreement has been made under my supervision; and

          (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:
     --------------------------------

                                        Wilshire Credit Corporation,
                                        as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.   U.S. Bank National Association
250 Vesey Street                         60 Livingston Avenue
4 World Financial Center, 10th Floor     Mail Code EP-MN-WS3D
New York, New York 10080                 St. Paul, Minnesota 55107-2292
                                         Attention: Structured Finance/SURF
                                                    2006-AB3

Wilshire Credit Corporation
14523 SW Millikan Way
Suite 200
Beaverton, Oregon 97005
Attention: V.P. Client Services

Re: Pooling and Servicing Agreement dated as of September 1, 2006 among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer") and U.S. Bank National Association, as trustee (the "Trustee") relating to the SURF Mortgage Loan Asset-Backed Certificates, Series 2006-AB3

Ladies and Gentlemen:

Pursuant to Section 2.10 of the referenced Pooling and Servicing Agreement, Merrill Lynch Mortgage Investors, Inc. has designated Subsequent Mortgage Loans to be sold to the Trust Fund on [DATE], with a proposed Subsequent Cut-off Date of ____, 2006, with an aggregate Stated Principal Balance of $_____________ as of the proposed Subsequent Cut-off Date, which Subsequent Mortgage Loans have not been rejected by any Rating Agency pursuant to Section 2.10(d) of the Pooling and Servicing Agreement. Such Subsequent Mortgage Loans with an aggregate Stated Principal Balance as of the Subsequent Cut-off Date of $_______ [and $___________________] are proposed to be added to Group One and Group Two, respectively. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT V

                             FORM OF SWAP AGREEMENT

                                                 (THE BANK OF NEW YORK(TM) LOGO)

                                                       Dated: September 26, 2006

                              RATE SWAP TRANSACTION

                           RE: BNY REFERENCE NO. 38293

Ladies and Gentlemen:

     The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the rate Swap Transaction entered into on the Trade Date specified below (the "TRANSACTION") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and Specialty Underwriting & Residential Finance MLABC Series 2006-AB3 (the "COUNTERPARTY"), as represented by U.S. Bank National Association, not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement, dated and effective September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Lending, Inc., as Sponsor, Wilshire Credit Corporation, as Servicer and U.S. Bank National Association, as Trustee (the "POOLING AND SERVICING AGREEMENT"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "CONFIRMATION" as referred to in the "ISDA FORM MASTER AGREEMENT" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. FORM OF AGREEMENT. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the "MASTER AGREEMENT"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 38294, 38295 and 38297. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. CERTAIN TERMS. The terms of the particular Transaction to which this Confirmation

Ref No. 38293
relates are as follows:

   Type of Transaction:         Rate Swap

   Notional Amount:             With respect to any Calculation Period the
                                amount set forth for such period on Schedule I
                                attached hereto.

   Trade Date:                  August 30, 2006

   Termination Date:            September 25, 2011, subject to adjustment in
                                accordance with the Following Business Day
                                Convention.

FIXED AMOUNTS

   Fixed Rate Payer:            Counterparty

   Fixed Rate Payer
   Effective Date:              March 25, 2007

   Fixed Rate:                  5.28%

   Fixed Rate Day Count
   Fraction:                    30/360

   Fixed Rate Payer
   Period End Dates:            The 25th day of each month, beginning on April
                                25, 2007 and ending on the Termination Date,
                                with No Adjustment.

   Fixed Rate Payer
   Payment Dates:               Early Payment shall be applicable. The Fixed
                                Rate Payer Payment Date shall be two (2)
                                Business Days preceding each Fixed Rate Payer
                                Period End Date.

FLOATING AMOUNTS

   Floating Rate Payer:         BNY

   Floating Rate Payer
   Effective Date:              March 26, 2007

   Floating Rate for initial
   Calculation Period:          To be determined

   Floating Rate Day Count
   Fraction:                    Actual/360

   Floating Rate Option:        USD-LIBOR-BBA

   Designated Maturity:         One month

   Spread:                      Inapplicable

   Floating Rate Payer
   Period End Dates:            The 25th day of each month, beginning on April
                                25, 2007 and ending on the Termination Date,
                                subject to adjustment in accordance with the
                                Following Business Day Convention.

   Floating Rate Payer
   Payment Dates:               Early Payment shall be applicable. The Floating
                                Rate Payer Payment Date shall be two (2)
                                Business Days preceding each Floating Rate Payer
                                Period End Date.

   Reset Dates:                 The first day of each Calculation Period or
                                Compounding Period, if Compounding is
                                applicable.

   Compounding:                 Inapplicable

   Business Days for Payments
   By both parties:             New York

   Calculation Agent:           BNY

   Additional Fees:             Counterparty represents and warrants that it has
                                directed BNY to make a payment on its behalf for
                                the amount of USD 860,000.00 to Merrill Lynch
                                Mortgage Lending, Inc. for value September 26,
                                2006.

3.   ADDITIONAL PROVISIONS:

     1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

     2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4.   PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

     1)   NO NETTING BETWEEN TRANSACTIONS. The parties agree that subparagraph
          (ii) of Section 2(c) will apply to any Transaction.

     2) TERMINATION PROVISIONS. Subject to the provisions of Paragraph 4(10) below, for purposes of the Master Agreement:

          (a) "SPECIFIED ENTITY" is not applicable to BNY or the Counterparty for any purpose.

          (b) The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

          (c) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

          (d) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

          (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

          (f) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

          (g) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in
               Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

          (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

          (i) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to BNY or to the Counterparty.

          (j)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

               (i)  Market Quotation will apply.

               (ii) The Second Method will apply.

          (k)  "TERMINATION CURRENCY" means United States Dollars.

     3)   TAX REPRESENTATIONS.

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

               (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

               (ii) the satisfaction of the agreement contained in Section 4
                    (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

               (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

               (i)  The following representation will apply to BNY:

                    (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes,
                    (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

               (ii) The following representation will apply to the Counterparty:

                    It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

     4)   DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(A):

          (a)  Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                               DATE BY WHICH TO BE            COVERED BY SECTION
DELIVER DOCUMENT       FORM/DOCUMENT/ CERTIFICATE                               DELIVERED                     3(D) REPRESENTATION
-----------------      --------------------------                               ---------------------------   -------------------
BNY and Counterparty   Any document required or reasonably requested to         Upon the execution and                Yes
                       allow the other party to make payments under this        delivery of this Agreement
                       Agreement without any deduction or withholding for
                       or on the account of any tax.

          (b)  Other documents to be delivered are:

PARTY REQUIRED TO                                                               DATE BY WHICH TO BE            COVERED BY SECTION
DELIVER DOCUMENT       FORM/DOCUMENT/ CERTIFICATE                               DELIVERED                     3(D) REPRESENTATION
-----------------      --------------------------                               ---------------------------   -------------------
BNY                    A certificate of an authorized officer of the party,     Upon the execution and                Yes
                       as to the incumbency and authority of the respective     delivery of this Agreement
                       officers of the party signing this Agreement, any
                       relevant Credit Support Document, or any Confirmation,
                       as the case may be.

Counterparty           (i) a copy of the executed Pooling and Servicing         Upon the execution and                Yes
                       Agreement, and (ii) an incumbency certificate            delivery of this Agreement
                       verifying the true signatures and authority of the
                       person or persons signing this letter agreement on
                       behalf of the Counterparty.

BNY                    A copy of the most recent publicly available             Promptly after request by             Yes
                       regulatory call report.                                  the other party

BNY                    Legal Opinion as to enforceability of the Agreement.     Upon the execution and                Yes
                                                                                delivery of this Agreement.

Counterparty           Certified copy of the Board of Directors resolution      Upon the execution and                Yes
                       (or equivalent authorizing documentation) which sets     delivery of this Agreement.
                       forth the authority of each signatory to the
                       Confirmation signing on its behalf and the authority
                       of such party to enter into Transactions contemplated
                       and performance of its obligations hereunder.

     5)   MISCELLANEOUS.

          (a)  ADDRESS FOR NOTICES: For the purposes of Section 12(a):

               Address for notices or communications to BNY:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    Global Market Division
                    32 Old Slip 15th Floor
                    New York, New York 10286
                    Attention: Steve Lawler

                    with a copy to:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    32 Old Slip 16th Floor
                    New York, New York 10286
                    Attention: Andrew Schwartz
                    Tele: 212-804-5103
                    Fax: 212-804-5818/5837

                    (For all purposes)

               Address for notices or communications to the Counterparty:

                    U.S. Bank National Association
                    Mail Code: EP-MN-WS3D
                    60 Livingston Avenue
                    St. Paul, MN 55107
                    Attention: Structured Finance/SURF 2006-AB3
                    Facsimile: 651-495-8090
                    Phone: 651-495-3923

                    With a copy to:

                    Merrill Lynch SURF
                    650 Third Avenue South
                    Suite 1500
                    Minneapolis, MN 55402
                    Attention: Zachary Herringer
                    Facsimile: 866-761-6215
                    Phone: 612-336-7327

                    (For all purposes)

          (b)  PROCESS AGENT. For the purpose of Section 13(c):

                    BNY appoints as its Process Agent: Not Applicable

                    The Counterparty appoints as its Process Agent: Not
                    Applicable

          (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

          (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

                    BNY is not a Multibranch Party.

                    The Counterparty is not a Multibranch Party.

          (e)  CALCULATION AGENT. The Calculation Agent is BNY.

          (f)  CREDIT SUPPORT DOCUMENT. Not applicable for either BNY (except with respect to credit support
                                        furnished pursuant to Paragraph 9)
                                        or the Counterparty.

          (g)  CREDIT SUPPORT PROVIDER.

                BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

               Counterparty: Not Applicable

          (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

          (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

          (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

          (l) NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Trust Fund and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

          (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

          (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

          (o) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

          (p) TRUSTEE'S CAPACITY. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

          (q) TRUSTEE'S REPRESENTATION. U.S. Bank National Association, as Trustee, represents and warrants that:

               It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

          (r) AMENDMENT TO POOLING AND SERVICING AGREEMENT. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Servicer or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

     6) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

          "(g) RELATIONSHIP BETWEEN PARTIES.

               (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)  EVALUATION AND UNDERSTANDING.

                    (i) Each Party acknowledges that U.S. Bank National Association, has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Trustee on behalf of the Counterparty.

                    (ii) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                    (iii) It understands the terms, conditions and risks of the
                         Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

               (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

          (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of
               Section 1a(33) of the Commodity Exchange Act, as amended.

          (i) ERISA (PENSION PLANS). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

     7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
          Section 6(e) shall not apply for purposes of this Transaction.

     8) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

          (i) DOWNGRADE. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

          (ii) TERMINATION OF TRUST FUND. The Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement. The Early Termination Date shall be the Distribution Date upon which final payment is made in respect of the Certificates.

          (iii) INABILITY TO PAY CLASS A CERTIFICATES. The Trustee is unable to pay the Class A Certificates or fails or admits in writing its inability to pay the Class A Certificates as they become due.

          (iv) AMENDMENT WITHOUT CONSENT. The Trustee permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY, where such consent is required under the Pooling and Servicing Agreement.

          (v) FAILURE TO PROVIDE INFORMATION REQUIRED BY REGULATION AB. If the Depositor under the Pooling and Servicing Agreement still has a reporting obligation with respect to this Transaction pursuant to Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("REGULATION AB") and BNY has not, within 30 days after receipt of a Swap Disclosure Request complied with the provisions set forth below in this Paragraph 4(8)(v) (provided that if the significance percentage reaches 10% after a Swap Disclosure Request has been made to BNY, BNY must comply with the provisions set forth below in this Section 4(8)(v) within 10 days of BNY being informed of the significance percentage reaching 10%), then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Event.

               BNY acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding BNY or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BNY or its group of affiliated entities, if applicable, and the Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

               If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request on a Business Day after the date of such determination from BNY the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent (such request, a "SWAP DISCLOSURE REQUEST" and such requested information, subject to the last sentence of this paragraph, is the "SWAP FINANCIAL DISCLOSURE"). The Counterparty or the Depositor shall provide BNY with the calculations and any other information reasonably requested by BNY with respect to the Depositor's determination that led to the Swap Disclosure Request. The parties hereto further agree that the Swap Financial Disclosure provided to meet the Swap Disclosure Request may be, solely at BNY's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

               Upon the occurrence of a Swap Disclosure Request, BNY, at its own expense, shall (x) provide the Depositor with the Swap Financial Disclosure, or (y) subject to Rating Agency Confirmation, secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

     9)   PROVISIONS RELATING TO DOWNGRADE OF BNY DEBT RATINGS.

          (i)  CERTAIN DEFINITIONS.

               (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

               (B) "QUALIFYING RATINGS" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                    (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                    (y) a short-term unsecured and unsubordinated debt rating of " A-1" by S&P, and

                    (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

               (C) A "COLLATERALIZATION EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "A1" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                    (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S & P; or

                    (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-1" by Fitch.

               (D) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                    (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                    (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

          For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

          (ii) ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

               (A) COLLATERALIZATION EVENT. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                    (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

                    (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

               (B) RATINGS EVENT. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings
               Event:

                    (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                    (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                    (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

     10) ADDITIONAL PROVISIONS. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the

          Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
          Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

     11) RETURN OF AMOUNTS RECEIVED BY MLML OR ITS AFFILIATES. Merrill Lynch Mortgage Lending, Inc. ("MLML") agrees and acknowledges that amounts paid hereunder are not intended to benefit the holder of any class of certificates rated by any rating agency if such holder is MLML or any of its affiliates. If MLML or any of its affiliates receives any such amounts, it will promptly remit (or, if such amounts are received by an affiliate of MLML, MLML hereby agrees that it will cause such affiliate to promptly remit) such amounts to the Trustee, whereupon such Trustee will promptly remit such amounts to BNY. MLML further agrees to provide notice to BNY upon any remittance to the Trustee.

     12) BNY PAYMENTS TO BE MADE TO TRUSTEE. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5. ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

     Payments to BNY:

          The Bank of New York
          Derivative Products Support Department
          32 Old Slip, 16th Floor
          New York, New York 10286
          Attention: Renee Etheart
          ABA #021000018
          Account #890-0068-175
          Reference: Interest Rate Swap

     Payments to Counterparty:

          U.S. Bank National Association
          ABA#: 091000022
          Account#: 173103322058
          Attention: John Thomas
          Ref Acct#: 104943001
          Ref: SURF 2006-AB3 Cap Contract Account

     Additional Fee Payments to MLML:

          Deutsche Bank NY, NY
          ABA No. 021001033
          Account No. 00854209
          Attention: MLML Finance
          Reference: Swap Additional Fee/ SURF 2006-AB3

6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

     We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3

BY: U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE MLABC SERIES 2006-AB3


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


Solely with respect to Paragraph 4(11)
MERRILL LYNCH MORTGAGE LENDING, INC.


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                                   SCHEDULE I

(all such dates subject to No Adjustment with respect to Fixed Rate Payer Period
     End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates; provided, however, the initial Calculation Period for the Floating Amount will commence on, and include from March 26, 2007)

  Accrual      Accrual      Notional
   Start         End         Amount
   Date         Date        (in USD)
----------   ----------   -----------
3/25/2007    4/25/2007    384,113,261
4/25/2007    5/25/2007    373,652,433
5/25/2007    6/25/2007    362,006,455
6/25/2007    7/25/2007    349,204,141
7/25/2007    8/25/2007    334,807,099
8/25/2007    9/25/2007    319,593,328
9/25/2007    10/25/2007   304,323,338
10/25/2007   11/25/2007   289,607,537
11/25/2007   12/25/2007   275,551,974
12/25/2007   1/25/2008    262,271,518
1/25/2008    2/25/2008    249,846,583
2/25/2008    3/25/2008    238,199,069
3/25/2008    4/25/2008    227,246,827
4/25/2008    5/25/2008    216,839,922
5/25/2008    6/25/2008    206,585,593
6/25/2008    7/25/2008    195,773,036
7/25/2008    8/25/2008    183,825,308
8/25/2008    9/25/2008    170,931,692
9/25/2008    10/25/2008   158,153,246
10/25/2008   11/25/2008   146,401,006
11/25/2008   12/25/2008   135,901,365
12/25/2008   1/25/2009    126,857,668
1/25/2009    2/25/2009    119,047,815
2/25/2009    3/25/2009    112,159,401
3/25/2009    4/25/2009    105,929,059
4/25/2009    5/25/2009    100,175,153
5/25/2009    6/25/2009     94,661,329
6/25/2009    7/25/2009     89,254,638
7/25/2009    8/25/2009     82,714,791

8/25/2009    9/25/2009     76,265,441
9/25/2009    10/25/2009    70,181,951
10/25/2009   11/25/2009    68,863,153
11/25/2009   12/25/2009    64,542,412
12/25/2009   1/25/2010     60,721,539
1/25/2010    2/25/2010     57,258,217
2/25/2010    3/25/2010     54,097,928
3/25/2010    4/25/2010     51,192,836
4/25/2010    5/25/2010     48,513,817
5/25/2010    6/25/2010     46,030,628
6/25/2010    7/25/2010     43,748,052
7/25/2010    8/25/2010     41,632,660
8/25/2010    9/25/2010     39,644,608
9/25/2010    10/25/2010    37,817,285
10/25/2010   11/25/2010    36,109,092
11/25/2010   12/25/2010    34,487,527
12/25/2010   1/25/2011     32,984,138
1/25/2011    2/25/2011     31,527,442
2/25/2011    3/25/2011     30,151,934
3/25/2011    4/25/2011     28,847,635
4/25/2011    5/25/2011     27,614,382
5/25/2011    6/25/2011     26,446,774
6/25/2011    7/25/2011     25,253,096
7/25/2011    8/25/2011     24,138,355
8/25/2011    9/25/2011     23,073,378

                                   SCHEDULE W

                     Item on Form 8-K                                         Party Responsible
                     ----------------                                         -----------------
*Item 1.01- Entry into a Material Definitive Agreement       Each party to such agreement
*Item 1.02- Termination of a Material Definitive Agreement   Each party to such agreement
Item 1.03- Bankruptcy or Receivership                        Depositor
Item 2.04- Triggering Events that Accelerate or Increase a   Depositor
Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement
*Item 3.03- Material Modification to Rights of Security      Depositor
Holders
Item 5.03- Amendments of Articles of Incorporation or        Depositor
Bylaws; Change of Fiscal Year
Item 6.01- ABS Informational and Computational Material      Depositor
*Item 6.02- Change of Servicer or Trustee                    Servicer (as to Trustee)/Trustee (as to Servicer)
*Item 6.03- Change in Credit Enhancement or External         Depositor/Trustee
Support
*Item 6.04- Failure to Make a Required Distribution          Trustee
Item 6.05- Securities Act Updating Disclosure                Depositor
Item 7.01- Regulation FD Disclosure                          Depositor
Item 8.01                                                    Depositor
Item 9.01                                                    Depositor

                                   SCHEDULE X

                     Item on Form 10-D                                        Party Responsible
                     -----------------                                        -----------------
Item 1: Distribution and Pool Performance                    Trustee, Depositor
Information
Plus any information required by 1121 which is NOT           Servicer and Trustee (to the extent known and
included on the monthly statement to Certificateholders      required by Regulation AB)
Item 2: Legal Proceedings per Item 1117 of Regulation AB     All parties to the Pooling and Servicing Agreement
                                                             (as to themselves), the Depositor/Servicer/Trustee
                                                             (to the extent known) as to the issuing entity, the
                                                             Sponsor, 1106(b) originator, any 1100(d)(1) party
Item 3: Sale of Securities and Use of Proceeds               Depositor
Item 4: Defaults Upon Senior Securities                      Trustee
Item 5: Submission of Matters to a Vote of Security          Trustee
Holders
Item 6: Significant Obligors of Pool Assets                  Depositor/Sponsor/Mortgage Loan Sponsor/ Servicer
Item 7: Significant Enhancement Provider Information         Depositor/Sponsor
Item 8: Other Information                                    Trustee/Servicer/Depositor (to the extent known)
                                                             and any other party responsible for disclosure
                                                             items on Form 8-K
Item 9: Exhibits                                             Trustee/Depositor/Servicer to the extent applicable
                                                             to each


                                       X-1